Exhibit 24

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Vance D. Coffman	February 27, 2003

Vance D. Coffman

Chairman and Chief Executive Officer

and Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald	February 27, 2003

Nolan D. Archibald

Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Norman R. Augustine	February 26, 2003

Norman R. Augustine

Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marcus C. Bennett	February 27, 2003

Marcus C. Bennett

Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gwendolyn S. King	February 27, 2003

Gwendolyn S. King

Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas H. McCorkindale	February 27, 2003

Douglas H. McCorkindale

Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Eugene F. Murphy	February 27, 2003

Eugene F. Murphy

Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Frank Savage	February 27, 2003

Frank Savage

Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens	February 28, 2003

Anne Stevens

Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James R. Ukropina	February 27, 2003

James R. Ukropina

Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas C. Yearley	February 27, 2003

Douglas C. Yearley

Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert J. Stevens	February 27, 2003

Robert J. Stevens

President and Chief Operating Officer

and Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher E. Kubasik	February 27, 2003

Christopher E. Kubasik

Senior Vice President and

Chief Financial Officer

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Rajeev Bhalla	February 27, 2003

Rajeev Bhalla

Vice President and Controller